Exhibit 10.4

EXECUTION VERSION

REAFFIRMATION AGREEMENT dated as of April 19, 2012 (this “Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY (“Goodyear”), the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors under the Security Documents referred to below (collectively with Goodyear, the “Reaffirming Parties”) DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and JPMORGAN CHASE BANK, N.A. as Administrative Agent under the Restated Credit Agreement referred to below.

Goodyear has requested that the Amended and Restated Second Lien Credit Agreement dated as of April 20, 2007, among Goodyear, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”), be further amended and restated in the form of the Amended and Restated Second Lien Credit Agreement dated as of the date hereof (the “Restatement Date”) among Goodyear, the Lenders party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Restated Credit Agreement”), and that the Guarantee and Collateral Agreement (as defined in the Credit Agreement) and the Canadian Second Lien Guarantee and Collateral Agreement between Goodyear Canada, Inc., and Deutsche Bank Trust Company Americas, as Collateral Agent dated as of April 8, 2005 (the “Canadian GCA”) be amended as set forth in Section 1 below. Capitalized terms used but not defined herein have the meanings given them by the Restated Credit Agreement.

Each of the Reaffirming Parties is party to one or more of the Security Documents referred to in the Credit Agreement, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and the consummation of the transactions contemplated thereby.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Restatement Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Restatement Date the Obligations under the Restated Credit Agreement shall constitute “Obligations” under the Guarantee and Collateral Agreement as amended by paragraphs (b), (c), (d), (e), (f),

(g), (h) and (i) below (as so amended, the “Amended GCA”) and “Obligations” under the Canadian GCA as amended by paragraph (b) below (the “Amended Canadian GCA”) and “secured obligations” (however defined) under the other Security Documents (subject to any limitations set forth in the Amended GCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Guarantee and Collateral Agreement and each other Security Document shall not terminate on the Restatement Date and shall continue in full force and effect as amended or amended and restated by the Restated Credit Agreement, this Agreement or otherwise.

(b) The following defined terms listed in Article I of the Guarantee and Collateral Agreement and in Article I of the Canadian GCA are amended and restated in their entirety as follows:

“Lenders Lien Subordination and Intercreditor Agreement” means the Amended and Restated Lenders Lien Subordination and Intercreditor Agreement among the Collateral Agent, the collateral agent under the First Lien Agreement, the Borrower and the Subsidiary Guarantors (each as defined therein), dated as of April 19, 2012, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

“Lien Subordination and Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of April 19, 2012, as amended, among (a) the Collateral Agent, (b) the collateral agent under the First Lien Agreement, (c) the Designated Senior Obligations Collateral Agents and Designated Junior Obligations Collateral Agents (as such terms are defined therein) from time to time party thereto and (d) the Borrower and the Subsidiaries of the Borrower party thereto or any substitute or successor agreement among such parties containing substantially the same terms (and under which the Obligations shall have been designated by the Borrower as “Senior Obligations”), with any changes approved by the Administrative Agent.

(c) Article V of the Guarantee and Collateral Agreement is hereby amended by inserting the following new clause (c) immediately following Section 5.02(b):

“(c) The Collateral Agent is further authorized to file with the Federal Aviation Administration (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by any Grantor in any Aircraft and naming such Grantor or the Grantors as debtors and the Collateral Agent as secured party.”

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(d) Article V of the Guarantee and Collateral Agreement is hereby amended by amending and restating Section 5.04(a) thereof to read as follows:

“(a) Each Grantor agrees promptly (and in any event within 30 days) to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in the location of its chief executive office, (iii) in its identity or type of organization or corporate structure and (iv) in its Federal Taxpayer Identification Number or organizational identification number. Each Grantor agrees to furnish the Collateral Agent at least 10 Business Day (or such shorter period as the Collateral Agent may agree) prior written notice of any change in its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph.”

(e) Article V of the Guarantee and Collateral Agreement is hereby amended by inserting the following language immediately following Section 5.08 thereof:

“SECTION 5.09. Securities Accounts. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee in an account with a securities intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, cause such securities intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements without further consent of any Grantor, such nominee, or any other Person (each such agreement, a “Securities Account Control Agreement”). The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer or securities intermediary unless an Event of Default has occurred and is continuing.”

(f) The references to Section “6.06(e)” and “6.06(f)” of the Credit Agreement in Section 12.13(d) of the Guarantee and Collateral Agreement are hereby replaced with references to Section “6.04(d)”.

(g) Section 7.03 of the Guarantee and Collateral Agreement is hereby amended by deleting at the end of the last paragraph the following sentence: “It is understood that the Deposits held by the Administrative Agent under Section 2.01 of the First Lien Agreement do not constitute assets of the Borrower or Collateral, and that nothing herein shall prevent or delay payments required to be made from the Deposit Account to the “Issuing Banks” as provided in the First Lien Agreement.”

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(h) Article XII of the Guarantee and Collateral Agreement is hereby amended by amending and restating the last sentence of Section 12.13(e) to read as follows:

“In the case of any License of Intellectual Property to any Person that is not an Affiliate of any Grantor (i) for which it receives consideration at the time of such License at least equal to the Fair Market Value of the subject Intellectual Property and in respect of which the Borrower shall have delivered a notice to the Administrative Agent designating such transfer as an Asset Disposition for purposes of Section 6.04, (ii) that constitutes an Asset Disposition under Section 6.04, or (iii) that does not materially reduce the collateral value to the Secured Parties of the Material Intellectual Property, taken as a whole, and, in each case, is permitted under this Agreement and the Credit Agreement, the Liens on such Intellectual Property granted hereunder shall be subject to the rights of third parties to use such Intellectual Property under such License; provided that no such License shall be used for the purpose of securing or otherwise providing credit support for Indebtedness.”

(i) On and after the Restatement Date, (i) the term “Credit Agreement”, as used in the Security Documents, shall mean the Restated Credit Agreement and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended GCA and the Amended Canadian GCA, shall, unless the context otherwise requires, refer to the Guarantee and Collateral Agreement and the Amended Canadian GCA as amended hereby.

SECTION 2. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 4. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

SECTION 5. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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SECTION 6. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Restated Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Restated Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Security Document from any of its obligations and liabilities under the Restated Credit Agreement or the Security Documents. Each of the Restated Credit Agreement and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment Agreement or in connection herewith and therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent,

by	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

by	/s/ Carin Keegan
Name: Carin Keegan
Title: Director

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GRANTORS AND GUARANTORS

CELERON CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

DAPPER TIRE CO., INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

DIVESTED COMPANIES HOLDING COMPANY,

by	/s/ Todd M. Tyler
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
Name: Randall M. Loyd
Title: Vice President and Assistant Secretary

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by	/s/ Todd M. Tyler
Name: Todd M. Tyler
Title: Vice President, Treasurer and Secretary

by	/s/ Randall M. Loyd
Name: Randall M. Loyd
Title: Vice President and Assistant Secretary

GOODYEAR EXPORT INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR FARMS, INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR INTERNATIONAL CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

WHEEL ASSEMBLIES INC.,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

by	/s/ Scott A. Honnold
Name: Scott A. Honnold
Title: Vice President and Treasurer

GOODYEAR CANADA INC.,

by	/s/ D.S. Hamilton
Name: D.S. Hamilton
Title: President

by	/s/ R.M. Hunter
Name: R.M. Hunter
Title: Secretary

THE GOODYEAR TIRE & RUBBER COMPANY

SECOND LIEN REAFFIRMATION AGREEMENT